Discontinued operation	12 Months Ended
Dec. 31, 2025
Discontinued operation
Discontinued operation

3. Discontinued operation

Effective from June 12, 2024, the Company disposed of its entire ownership interest in relevant subsidiaries and the VIE, which engaged in the provision of microfinance business, to a third party.

The carrying amount of assets and liabilities as at the date of disposal were:

As at June 12, 2024
Cash, cash equivalents and restricted cash	167
Loans receivable, net of credit impairment losses	193,682
Prepaid expenses	17,766
Property, plant and equipment	36,325
Intangible asset	4
Total assets	247,944

Loans payable	161,439
Salary and benefit payable	11,628
Income taxes payable	32,477
Interest payable	90,898
Other payable	26,000
Total current liabilities	322,442

Net assets	(74,498)
Attributable to:
Equity holders of the Company	(59,598)
Non-controlling interests	(14,900)
(74,498)